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EXHIBIT 32.2

FACTSET RESEARCH SYSTEMS INC.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of FactSet Research Systems Inc. (the "Company") on Form 10-K for the period ending August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter G. Walsh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)    The Report fully complies, subject to the disclosures therein, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PETER G. WALSH Peter G. Walsh Chief Financial Officer
November 14, 2005

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  EXHIBIT 32.2